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BankAmerica Manufactured Housing Contract Trust V
Senior/Subordinate Pass-Through Certificates
Series 1998-2, Investor Number 19982002

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MONTHLY SERVICING SUMMARY                                                         PERIOD ENDING:         11/30/98
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                                                                                  Pass Through
                                                                                      Rate            Balance        Pool Factor
                                                                                ----------------- ----------------  ---------------
Determination Date:                12/07/98                BOP  Scheduled Pool                    $655,556,367.20      95.5645741%
Remittance Date:                   12/10/98                EOP  Scheduled Pool                     649,276,723.12      94.6491509%
Prior Period WAC                     10.18%              Class A-1 Certificate           5.8900%    11,094,105.28      23.2094253%
Current Period WAC                   10.17%              Class A-2 Certificate           6.0400%    79,000,000.00     100.0000000%
                                                         Class A-3 Certificate           6.0400%    64,000,000.00     100.0000000%
                                                         Class A-4 Certificate           6.1100%    78,000,000.00     100.0000000%
                                                         Class A-5 Certificate           6.2000%    44,000,000.00     100.0000000%
                                                         Class A-6 Certificate           6.2400%    69,000,000.00     100.0000000%
                                                         Class A-7 Certificate           6.5500%   180,705,000.00     100.0000000%
                                                         Class M   Certificate           6.8300%    51,449,000.00     100.0000000%
                                                         Class B-1 Certificate           7.9300%    41,159,000.00     100.0000000%
                                                         Class B-2 Certificate           7.6000%    30,869,617.84     100.0000000%

I.    RECAP OF POOL:                                            LOAN
                                                               COUNT               CLASS A-1         CLASS A-2        CLASS A-3
                                                      ------------------------- ----------------- ----------------  ---------------
      Beginning Certificate Balance                            24,853             $17,373,749.36   $79,000,000.00   $64,000,000.00
      Scheduled Principal Reduction                                               (1,619,657.39)             0.00             0.00
      Partial Principal Prepayments                                                 (175,705.87)             0.00             0.00
      Principal Prepayments In Full                            (144)              (3,057,921.82)             0.00             0.00
      Contract Liquidations                                     (58)              (1,426,359.00)             0.00             0.00
      Contract Repurchases                                       0                          0.00             0.00             0.00
      Previously Undistributed Shortfalls                                                   0.00             0.00             0.00
                                                      ------------------------- ----------------- ----------------  ---------------
      Remaining Certificate Balance                            24,651             $11,094,105.28   $79,000,000.00   $64,000,000.00
                                                      ------------------------- ----------------- ----------------  ---------------
                                                      ------------------------- ----------------- ----------------  ---------------

                                                             CLASS A-4             CLASS A-5         CLASS A-6        CLASS A-7
                                                      ------------------------- ----------------- ----------------  ---------------
      Beginning Certificate Balance                             $78,000,000.00    $44,000,000.00   $69,000,000.00   $180,705,000.00
      Scheduled Principal Reduction                                       0.00              0.00             0.00              0.00
      Partial Principal Prepayments                                       0.00              0.00             0.00              0.00
      Principal Prepayments In Full                                       0.00              0.00             0.00              0.00
      Contract Liquidations                                               0.00              0.00             0.00              0.00
      Contract Repurchases                                                0.00              0.00             0.00              0.00
      Previously Undistributed Shortfalls                                 0.00              0.00             0.00              0.00
                                                      ------------------------- ----------------- ----------------  ---------------
      Remaining Certificate Balance                             $78,000,000.00    $44,000,000.00   $69,000,000.00   $180,705,000.00
                                                      ------------------------- ----------------- ----------------  ---------------
                                                      ------------------------- ----------------- ----------------  ---------------

                                                                                    CLASS M          CLASS B-1        CLASS B-2
                                                                                ----------------- ----------------  ---------------
      Beginning Certificate Balance                                                $51,449,000.00   $41,159,000.00   $30,869,617.84
      Scheduled Principal Reduction                                                          0.00             0.00             0.00
      Partial Principal Prepayments                                                          0.00             0.00             0.00
      Principal Prepayments In Full                                                          0.00             0.00             0.00
      Contract Liquidations                                                                  0.00             0.00             0.00
      Contract Repurchases                                                                   0.00             0.00             0.00
      Previously Undistributed Shortfalls                                                    0.00             0.00             0.00
                                                                                ----------------- ----------------  ---------------
      Remaining Certificate Balance                                                $51,449,000.00   $41,159,000.00   $30,869,617.84
                                                                                ----------------- ----------------  ---------------
                                                                                ----------------- ----------------  ---------------

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II.   DISTRIBUTIONS:
                                                                                    CLASS A-1         CLASS A-2        CLASS A-3
                                                                                ----------------- ----------------  ---------------
      Principal Distribution Amount                                                 $6,279,644.08            $0.00            $0.00
      Scheduled Interest Distribution Amount                                            85,276.15       397,633.33       322,133.33
      Unpaid Interest Shortfall Current Period                                               0.00             0.00             0.00
      Previously Undistributed Interest Shortfalls                                           0.00             0.00             0.00
                                                                                ----------------- ----------------  ---------------
      Total Distribution                                                            $6,364,920.23      $397,633.33      $322,133.33
                                                                                ----------------- ----------------  ---------------
                                                                                ----------------- ----------------  ---------------

                                                               CLASS A-4             CLASS A-5         CLASS A-6        CLASS A-7
                                                        ------------------------- ----------------- ----------------  --------------
      Principal Distribution Amount                                        $0.00             $0.00            $0.00            $0.00
      Scheduled Interest Distribution Amount                          397,150.00        227,333.33       358,800.00       986,348.13
      Unpaid Interest Shortfall Current Period                              0.00              0.00             0.00             0.00
      Previously Undistributed Interest Shortfalls                          0.00              0.00             0.00             0.00
                                                        ------------------------- ----------------- ----------------  --------------
      Total Distribution                                             $397,150.00       $227,333.33      $358,800.00      $986,348.13
                                                        ------------------------- ----------------- ----------------  --------------
                                                        ------------------------- ----------------- ----------------  --------------

                                                                                      CLASS M          CLASS B-1        CLASS B-2
                                                                                  ----------------- ----------------  --------------
      Principal Distribution Amount                                                          $0.00            $0.00            $0.00
      Scheduled Interest Distribution Amount                                            292,830.56       271,992.39       195,507.58
      Unpaid Interest Shortfall Current Period                                                0.00             0.00             0.00
      Previously Undistributed Interest Shortfalls                                            0.00             0.00             0.00
                                                                                  ----------------- ----------------  --------------
      Total Distribution                                                               $292,830.56      $271,992.39      $195,507.58
                                                                                  ----------------- ----------------  --------------
                                                                                  ----------------- ----------------  --------------

      AVAILABLE DISTRIBUTION AMOUNT:                                                                  10,184,630.67
                                                                                                    ----------------
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III.  MONTHLY ADVANCE
                                                          Monthly Advance Amount                              $0.00
                                                     Outstanding Amount Advanced                              $0.00


IV.   RESIDUAL INTEREST DISTRIBUTION AMOUNT                                                             $369,981.79
                                                                                                    ----------------
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V.    SCHEDULED MONTHLY MORTGAGE PAYMENTS (P&I):                                                      $7,180,960.57
                                                                                     Gross Int....   (5,561,303.18)
                                                                                                    ----------------
                                                                                     Principal....     1,619,657.39
                                                                                                    ----------------
                                                                                                    ----------------


VI.   SERVICING FEE:                                                                                    $546,296.97
                                                                                                    ----------------
                                                                                                    ----------------


VII.  DELINQUENCY INFORMATION:
                                                            Days Delinquent                 Number  Actual Balance
                                                        ------------------------- ----------------- ----------------
                                                                31 - 59                        366    $9,028,854.02
                                                                60 - 89                        102     2,756,720.40
                                                               90 or more                       77     1,828,818.76
                                                        ------------------------- ----------------- ----------------
                                                            Total Delinquent                   545   $13,614,393.18
                                                                                  ----------------- ----------------
                                                                                  ----------------- ----------------


VIII. REPOSSESSION INFORMATION:                                                             Number  Actual Balance
                                                                                  ----------------- ----------------
                                                               BOP Repossessions               110    $3,313,597.09
                                                          Plus Repossessions this               61     1,616,246.27
                                                                            Month
                                                               Less Liquidations              (58)  ($1,453,340.52)
                                                                                  ----------------- ----------------
                                                               EOP Repossessions               113    $3,476,502.84
                                                                                  ----------------- ----------------
                                                                                  ----------------- ----------------

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IX.   REPURCHASES:
                                                                                            Number  Actual Balance
                                                                                  ----------------- ----------------
                                                           Contracts Repurchased                 0            $0.00
                                                                     or Replaced
                                                             Eligible Substitute                 0            $0.00
                                                                       Contracts
                                                                                  ----------------- ----------------
                                                              Difference Paid by                 0            $0.00
                                                                        Servicer
                                                                                  ----------------- ----------------
                                                                                  ----------------- ----------------


X.    RESERVE ACCOUNT SUMMARY:
                           Reserve Account Deposit Amount                                                     $0.00
                           Reserve Account Draw Amount                                                        $0.00
                           Distribution to Class R Certificateholder                                     $35,347.29
                           Ending Balance  at                          30-Nov-98                      $6,895,173.29

XI.   DELINQUENCY RATIOS
                                                                  Average 30-Day Delinquency Ratio            1.29%
                                                                  Average 60-Day Delinquency Ratio            0.60%
                                                                    Cumulative Realized Loss Ratio            0.37%
                                                           Current Realized Loss                              0.27%
                                                                           Ratio

XII.  LIQUIDATION LOSSES:
                                                         Previous Period Aggregate Net Liquidation    $1,721,676.87
                                                                                           Losses:
                                                          Current Period Aggregate Net Liquidation    $2,529,113.87
                                                                                           Losses:
                                                                Current Period Liquidation Losses:      $807,437.00

XIV.  CERTIFICATE ACCOUNT INTEREST:                                                                      $39,928.68

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